Provisions	12 Months Ended
Dec. 31, 2019
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Provisions

Note 23	Provisions

FOR THE YEAR ENDED DECEMBER 31	NOTE	AROs	Other (1)	Total
January 1, 2019		199	172	371
Additions		21	24	45
Usage		(4)	(52)	(56)
Reversals		(17)	(1)	(18)
Adoption of IFRS 16		—	(11)	(11)
December 31, 2019		199	132	331
Current	20	16	17	33
Non-current	25	183	115	298
December 31, 2019		199	132	331
(1) Other includes environmental, vacant space and legal provisions.
AROs reflect management’s best estimates of expected future costs to restore current leased premises to their original condition prior to lease inception. Cash outflows associated with our ARO liabilities are generally expected to occur at the restoration dates of the assets to which they relate, which are long-term in nature. The timing and extent of restoration work that will be ultimately required for these sites is uncertain.